News Release
March 25, 2026

SSR MINING PROVIDES UPDATE ON ÇÖPLER MINE SALE

DENVER - SSR Mining Inc. (Nasdaq/TSX: SSRM) ("SSR Mining" or the “Company") is pleased to announce the signing of a definitive share purchase agreement (the “Agreement”) with Cengiz Holding A.S. (“Cengiz”) for the sale of its 80% ownership stake in the Çöpler mine and related properties in Türkiye (collectively, “Çöpler”) for $1.5 billion in cash (the “Transaction”). The Agreement was contemplated by and is aligned with all key terms in the previously announced memorandum of understanding with Cengiz, as disclosed in the Company’s press release on March 4, 2026.

The closing of the Transaction will be subject to receipt of regulatory approval from the Turkish General Directorate of Mining and Petroleum Affairs, as well as other consents and approvals that may be required in connection with the Transaction, and other customary closing conditions. The Transaction is expected to close in the third quarter of 2026.

About SSR Mining

SSR Mining is listed under the ticker symbol SSRM on the Nasdaq and the TSX.

For more information, please visit: www.ssrmining.com.

E-Mail: invest@ssrmining.com

Phone: +1 (888) 338-0046

Cautionary Note Regarding Forward-Looking Information and Statements:

Except for statements of historical fact relating to us, certain statements contained in this news release constitute forward -looking information, future oriented financial information, or financial outlooks (collectively “forward-looking information”) within the meaning of applicable securities laws. Forward-looking information may be contained in this document and our other public filings. Forward-looking information relates to statements concerning our outlook and anticipated events or results and, in some cases, can be identified by terminology such as “may”, “will”, “could”, “should”, “expect”, “plan”, “anticipate”, “believe”, “intend”, “estimate”, “projects”, “predict”, “potential”, “continue” or other similar expressions concerning matters that are not historical facts.

Forward-looking information and statements in this news release are based on certain key expectations and assumptions made by us. Although we believe that the expectations and assumptions on which such forward-looking information and statements are based are reasonable, undue reliance should not be placed on the forward-looking information and statements because we can give no assurance that they will prove to be correct. Forward-looking information and statements are subject to various risks and uncertainties which could cause actual results and experience to differ materially from the anticipated results or expectations expressed in this news release.

Forward-looking information and statements in this news release are subject to a number of risks and other considerations including, among other things: our ability to successfully close the Transaction within the time periods anticipated, or at all; our ability to obtain necessary regulatory and other approvals or consents for the Transaction that may be required; changes in local, national and global political and economic conditions; governmental and regulatory requirements and actions by governmental authorities, including changes in government policy, government ownership requirements; our ability to generate free cash flow and return capital to shareholders, including via share repurchases or dividends; our review of strategic plans regarding our operations in Türkiye; maintaining community and governmental relations; status of negotiations of current and future joint ventures and their governance and operations; foreign currency exchange rates; interest rates; access to capital markets and associated cost of funds; and any and all other timing, exploration, development, operational, financial, budgetary, economic, legal, social, geopolitical, regulatory and political factors that may influence future events or conditions.

The above list is not exhaustive of the factors that may affect any of the Company’s forward-looking information. You should not place undue reliance on forward-looking information and statements. Forward-looking information and statements are only predictions based on our current expectations and our projections about future events. Actual results may vary from such forward-looking information for a variety of reasons including, but not limited to, risks and uncertainties described above and those disclosed in our filings that we make on SEDAR+ at www.sedarplus.ca, and on EDGAR at www.sec.gov and other unforeseen events or circumstances. Other than as required by law, we do not intend, and undertake no obligation to update any forward-looking information to reflect, among other things, new information or future events. The information contained on, or that may be accessed through, our website is not incorporated by reference into, and is not a part of, this document.